First Security Municipal Bond Fund

Institutional Shares – FIFSx

A Shares – FSARx

A series of Capitol Series Trust

SUPPLEMENT DATED SEPTEMBER 29, 2015, TO THE STATEMENT OF ADDITIONAL INFORMATION OF THE FIRST SECURITY MUNICIPAL BOND FUND DATED MAY 20, 2015, AS AMENDED

PLEASE REPLACE THE LAST PARAGRAPH FOR THE CALCULATION OF MAXIMUM PUBLIC OFFERING PRICE OF A SHARES IN THE SECTION TITLED “DETERMINATION OF NET ASSET VALUE” ON PAGE 28 OF THE FUND’S STATEMENT OF ADDITIONAL INFORMATION WITH THE FOLLOWING:

A Shares are offered at their public offering price which is their NAV per share plus the applicable sales charge as a percentage of the NAV per share. The maximum public offering price of A Shares is calculated as follows:

Offering Price Per Share    =    (100% ÷ (100% - maximum sales charge) of net asset value adjusted to the nearest cent) per share